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                                                                 EXHIBIT 23

                              MIP PROPERTIES, INC.

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A, into the Company's previously filed Registration Statements File Numbers 33-17183 and 33-71754.

Los Angeles, California

April 25, 1995